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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MVB Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MVB FINANCIAL CORP.
301 VIRGINIA AVENUE
FAIRMONT, WEST VIRGINIA 26554-2777
(304) 363-4800

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2014

To the Shareholders:

        The Annual Meeting of Shareholders of MVB Financial Corp. ("MVB") will be held at the Bridgeport Conference Center, 300 Conference Way, Bridgeport, West Virginia 26330, at 5:30 p.m. on May 20, 2014. This meeting is for the purposes of considering and voting upon proposals:

  1.
  To elect six directors for a three-year term.

  2.
  To approve a non-binding advisory proposal on the compensation of the Named Executive Officers.

  3.
  To ratify the appointment of Dixon Hughes Goodman, LLP as the independent registered accounting firm for MVB for the year 2014.

  4.
  Any other business which may properly be brought before the meeting or any adjournment thereof.

        Only those shareholders of record at the close of business on April 1, 2014, shall be entitled to notice of the meeting and to vote at the meeting. The approximate date on which this Proxy Statement and form of proxy are first sent or given to security holders is April 11, 2014.

By Order of the Board of Directors,

Larry F. Mazza President and Chief Executive Officer

Please sign and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

April 11, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014—THE NOTICE OF MEETING, THE PROXY STATEMENT, THE PROXY CARD AND THE ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2013, ARE AVAILABLE AT http://www.mvbbanking.com/shareholders2014. DIRECTIONS TO THE ANNUAL MEETING WHERE YOU MAY VOTE IN PERSON CAN BE FOUND ON http://www.mvbbanking.com/shareholders2014.

MVB FINANCIAL CORP.
301 VIRGINIA AVENUE
FAIRMONT, WEST VIRGINIA 26554-2777
(304) 363-4800

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 20, 2014

        This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of MVB Financial Corp. ("MVB", or the "Company") to be held on May 20, 2014, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Solicitation of Proxies

        The solicitation of proxies is made by the Board of Directors of MVB. These proxies enable shareholders to vote on all matters that are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" all of the proposals to be submitted to the vote of shareholders described in the Notice of Annual Meeting and this Proxy Statement. Other than the matters listed in the Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

        A shareholder executing the proxy may revoke it at any time before it is voted:

  (a)
  by notifying MVB representatives Larry F. Mazza or Lisa J. McCormick in person;

  (b)
  by giving written notice to MVB. The revocation should be delivered to Lisa J. McCormick, Corporate Secretary, 301 Virginia Avenue, Fairmont, WV 26554;

  (c)
  by submitting to MVB a subsequently dated proxy; or

  (d)
  by attending the meeting and withdrawing the proxy before it is voted at the meeting.

        The expenses of the solicitation of proxies will be paid by MVB. In addition to this solicitation by mail, directors, officers and employees of MVB or one of its subsidiaries—MVB Bank, Inc. ("MVB Bank"), Potomac Mortgage Group, Inc., which does business as MVB Mortgage ("MVB Mortgage"), and MVB Insurance, LLC ("MVB Insurance")—may solicit proxies personally or by telephone, although no person will be specifically engaged for that purpose.

Eligibility of Stock for Voting Purposes

        Pursuant to the Bylaws of MVB, the Board of Directors has fixed April 1, 2013, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at such meeting or any adjournment thereof.

        As of the record date for the Annual Meeting, approximately 7.9 million shares of the common stock of MVB, owned by approximately 1,220 shareholders, were issued and outstanding and entitled to vote. There are 20 million shares authorized. The principal holders of MVB Common Stock are discussed under the section of this Proxy Statement entitled, "Principal Holders of Voting Securities."

 PURPOSES OF MEETING

1.     ELECTION OF DIRECTORS

General

        The Bylaws of MVB currently provide for a Board of Directors composed of five to twenty five members to be elected annually. The Board has set fourteen (14) as the number of directors of MVB for the upcoming year. This is two (2) fewer members than were proposed in 2013. This decrease is a result of several director retirements and a fewer number of director nominees selected to replace them.

        Directors are elected by a plurality of the votes cast. Therefore, a vote withheld will not affect the outcome of the election. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each MVB shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Management Nominees to the Board of MVB

        The Articles of Incorporation provide for staggered terms for directors. Approximately one-third of the Directors are elected to a three-year term each year. The six individuals identified below represent management nominees to the Board of Directors. All six will be elected for a three-year term. Following the election of the six nominees, MVB will have three classes of directors. Two of the classes of directors will consist of four board members while the third class will include six board members. The term of office of the six directors is indicated herein.

Directors	Age as of April 1, 2014	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Stephen R. Brooks	65	1999	2017	Member & Attorney—Flaherty Sensabaugh Bonasso PLLC (a law firm)
James J. Cava, Jr.	49	2013	2017	Managing Member—Cava & Banko, PLLC, Certified Public Accountants
Gayle C. Manchin	66	**	2017	President—WV Board of Education; Former First Lady of West Virginia (2005-2010)
Larry F. Mazza*	53	2005	2017	President & Chief Executive Officer—MVB and Chief Executive Officer—MVB Bank; Former Chief Executive Officer—MVB Harrison, Inc.

Directors	Age as of April 1, 2014	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Nitesh S. Patel	50	1999	2017	Business Consultant; Former President & Chief Executive Officer—D.N. American, Inc. (software development company)
Jimmy D. Staton	53	***	2017	Consultant; Former Executive Vice President & Group CEO for NiSource Gas Transmission & Storage

*
Mr. Mazza is also a member of the Board of Directors of PDC Energy, Inc.

**
currently serves as member of MVB Financial Corp. Board

***
currently serves as member of MVB Financial Corp. and MVB Bank, Inc. Board

Director Nominee Business Experience

        Stephen R. Brooks.—MVB Organizer, Chair and Director. He has been a resident of and involved in the practice of law in North Central West Virginia for 35 years. He is a graduate of the West Virginia University College of Law with a Doctor of Jurisprudence degree. Mr. Brooks was nominated because, as a founding director of MVB and past Vice-Chair, he has served on many committees of MVB and has extensive knowledge of MVB and its operations. Additionally, he has extensive knowledge of the North Central West Virginia market, and his legal expertise includes the area of law relating to banking and commercial transactions.

        James J. Cava, Jr.—MVB Director. Managing Member—Cava & Banko, PLLC, Certified Public Accountants. Mr. Cava has been involved in the West Virginia business community for over 25 years. He is very knowledgeable about the economic activities in the MVB market area. Mr. Cava has founded several successful business organizations. He is a graduate of Fairmont State University with a B.S. in Business Administration and American University with a Master's degree in Taxation. Mr. Cava was nominated because of his knowledge of the West Virginia business community and his investment, financial and accounting expertise.

        Gayle C. Manchin—MVB Director. Former West Virginia First Lady, Mrs. Manchin currently serves as President for the West Virginia Board of Education. She received a B.A. degree in Language Arts and Education and a M.A. degree in Reading from West Virginia University. In 1999, Salem International University awarded her a second Master's degree in Educational Technology Leadership. She currently serves on several committees of MVB. Mrs. Manchin has been nominated because her years of experience in education, business and technology, which bring a unique perspective to MVB and its customers.

        Larry F. Mazza—President & Chief Executive Officer of MVB, and Director. He joined MVB in 2005 and became Chief Executive Officer January 1, 1999. Mr. Mazza has 28 years of experience in the banking industry in MVB's North Central West Virginia market area. He began his career as a Certified Public Accountant at a national accounting firm where he conducted audits of financial institutions. He is a graduate of West Virginia University with a degree in Business Administration. Mr. Mazza currently serves on the Board of Directors of PDC Energy, a NASDAQ listed company, headquartered in North Central West Virginia. Mr. Mazza has been nominated because of his extensive experience and expertise in managing financial institutions.

        Nitesh S. Patel—MVB Organizer and Director. He is a business consultant. Previously, he served as founder and Chief Executive Officer of DN American, a technology company located in North Central West Virginia. He is a graduate of Rutgers University with a B.A. in Computer Science and New Jersey Institute of Technology with a M.S. in Computer Science. Mr. Patel was nominated because, as a founding director of MVB, he has extensive knowledge of MVB, its history and operations. His very broad technology background is extremely valuable in the banking industry which is constantly subject to changing technology needs and opportunities for both the bank and its customers.

        Jimmy D. Staton—MVB Director. He is a business consultant. Previously, he served as Executive Vice President and Group CEO of NiSource Gas Transmission & Storage. In this role with NiSource, he oversaw all commercial, regulatory, operations, and project development and was responsible for execution of the business growth strategies. Mr. Staton is a graduate of Louisiana State University with a B.S. degree in Petroleum Engineering. He currently serves on several committees of MVB and has been nominated because of his extensive leadership experience as well as his growth and infrastructure initiatives.

Management and Directors:

        In addition to the nominees, the following are the remaining directors and the executive officers of MVB.

Directors	Age as of April 1, 2014	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
David B. Alvarez	50	2013	2015	President of MEC Construction, LLC
Joseph P. Cincinnati	49	2009	2015	Orthopedic Surgeon
H. Edward Dean, III	45	2012	2016

President & CEO Potomac Mortgage Group, Inc. (dba MVB Mortgage), a wholly owned subsidiary of MVB Bank (acquired December 2012) Former President & CEO, Potomac Mortgage Group, LLC. Former President & CEO Mason Mortgage, LLC.

John W. Ebert	54	2013	2015	President J.W. Ebert Corporation, a McDonald's Restaurant franchisee
Dr. Kelly R. Nelson	54	2005	2015	Physician
J. Christopher Pallotta	64	1999	2016	Director—Bond Insurance Agency, Inc.
Roger J. Turner	63	2005	2016	Executive Vice President & Chief Lending Officer of MVB Bank. Former President—MVB; Executive Vice President, Commercial Lending, MVB Bank

Directors	Age as of April 1, 2014	Director and/or Officer Since	Term Expires	Principal Occupation During the Last Five Years
Samuel J. Warash	64	1999	2016	President—S.J. Warash, Inc. (real estate appraisal company)

Executive Officers of MVB Bank, Inc. (Non-Nominees):
Patrick R. Esposito II	40	2013

Senior Vice President, Chief Legal and Risk Officer—MVB and MVB Bank, Inc.; Former Vice President, Corporate Development & General Counsel of MVB Bank; Former Director, Business Development at Intergraph Corporation.

Bret S. Price	47	2013		Senior Vice President, Chief Financial Officer—MVB; Former Vice President, Founders Investment Banking in Birmingham, AL
Donald T. Robinson	38	2011

Executive Vice President & Chief Operating Officer—MVB and President—MVB Bank; Former North Regional President—MVB; Former Partner with Hayden Harper; Former Senior Vice President and Commercial Regional Manager for Huntington National Bank

        There are no family relationships among the directors, director nominees or executive officers of MVB or the Bank.

        Other than previously disclosed, no MVB Board member has been a member of the board of another public company during the past five years.

        The Board of Directors of MVB and the Bank met 16 times during 2013. All directors attended 75% or more of the meetings of the Board of Directors and committees thereof held of which the director is a member, except for Director Mossallati, who attended 42.55% of the meetings and retired in November 2013.

        In order to meet their responsibilities, directors are expected to attend board and committee meetings as well as the annual meeting of shareholders. All directors attended the 2013 Annual Meeting of Shareholders, except for Director Mossallati.

Leadership Structure of the Board

        The Board Chair, Vice Chair and President/Chief Executive Officer (CEO) are three separate people. Throughout MVB's history, this has been the leadership model. The President/CEO is responsible for the day-to-day operations and performance of MVB. The Chair and Vice Chair are involved in management of meetings and matters of governance and corporate oversight. The Chair and Vice Chair also focus on monitoring the effectiveness of the President/CEO in implementing MVB's corporate strategy and ensuring that the Directors receive sufficient information, on a timely basis, to provide proper risk oversight.

        A Governance Committee was established by MVB in December 2009. The Governance Committee's responsibilities are defined in its Charter. The Committee, among many things, reviews the committees of the Board and membership thereof, evaluates compliance with the Director Education Policy, evaluates the current Board areas of expertise and monitors such to determine if an adjustment of Board membership is necessary. The Governance Committee will also provide oversight on issues relating to the governance and operations of MVB.

        The committee structure of MVB is such that the committees are responsible for and review the areas of greatest risk to MVB. Each is chaired by an independent director. Staff members are responsible to the Chairs of the committees for requested information necessary for proper committee functioning. The significant risk areas for a community banking organization include the evaluation of the quality of the loan portfolio, the interest rate sensitivity of the institution and the reliability of its financial statements. The related committees, the Loan Review Committee, the ALCO Committee and the Audit Committee, are described below.

        The Board of MVB elected a Chief Legal & Risk Officer (CLRO) whose responsibilities are to evaluate the MVB enterprise risk, that being all areas of risk to MVB, and to serve as Chair of the Enterprise Risk Management Committee (ERM). A report of the ERM Committee was delivered to the Board 10 times during 2013. It is anticipated that the CLRO will report the activities of the ERM Committee to the full Board of Directors 12 times during 2014. Directors Pallotta, Patel and Staton are members of the ERM Committee.

Committees of the Board

        MVB has a number of standing committees as described below.

        Executive Committee.    Composed of David B. Alvarez, Stephen R. Brooks—Chair, James J. Cava, Jr., Larry F. Mazza, Kelly R. Nelson, Nitesh S. Patel and Jimmy D. Staton. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by: (1) providing Board presence and continuity between meetings of the Board and (2) providing quick response capability in the event of emergencies or for relatively routine items requiring Board action. The Committee, between meetings of the Board, shall exercise the powers of the Board as appropriate in any case where immediate action is required and the matter is such that a special meeting of the full Board is not deemed necessary or possible. The Committee reports the results from these meetings to the Board of Directors. The Committee met 14 times in 2013.

        Audit Committee.    Composed of Stephen R. Brooks, James J. Cava, Jr.—Chair and John W. Ebert. The purpose is to review the results of the internal and external audits, review Reports of Examination from regulatory authorities and discuss the financial statements with management and external auditors and to report such to the Board of Directors.

        The Audit Committee of MVB does not include an individual who is considered to be an audit committee financial expert. This is true for the entire Board of Directors as well, because no one meets the guidelines set forth by Section 407 of the Sarbanes-Oxley Act of 2002, for an audit committee financial expert. In the small community market area of MVB, individuals meeting the required credentials under the Act are very rare. All members of the Board of Directors are successful business owners and have knowledge of the requirements to run such a successful business. The directors of MVB, including those who are members of the Audit Committee, believe that having separate internal and external audits and regulatory examinations assist in insuring proper supervision, evaluation and reporting of MVB activities.

        The Audit Committee met five times in 2013. The Committee meets with the auditors responsible for the internal audit function of MVB and the auditors responsible for the annual certified audit, as well as with the members of the regulatory authorities, upon the completion of their examination of the Bank or MVB. During these meetings, the active management of the Bank or MVB, including CEO Mazza and CFO Price, may be asked to leave the room to provide comfort of questioners and responders.

        In the opinion of MVB's Board of Directors, none of the Board of Directors, except for Directors Mazza and Turner, has a relationship with MVB that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them are or have for the past three years been employees of MVB, except for Directors Mazza and Turner and none of their immediate family members are or have for the past three years been executive officers of MVB or Bank. In the opinion of MVB and its Board of Directors, the entire Board of Directors, except for Directors Mazza and Turner are "independent directors," as that term is defined in Rule 4200(a)(15) of the Rules of the Financial Industry Regulatory Authority. The Board of Directors of MVB has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the 2013 Proxy Statement as required by the Securities and Exchange Commission.

        Finance Committee.    Composed of David B. Alvarez, James J. Cava, Jr. John W. Ebert—Chair, Jimmy D. Staton and Samuel J. Warash. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB Financial and its subsidiaries by providing oversight and guidance regarding finance, budget, and facilities matters and to make recommendations, as appropriate and warranted. The Committee reports the results from these meetings to the Board of Directors. The Committee is a consolidation of the former MVB Budget Committee, which met three times in 2013 and the former MVB Facilities Planning Committee, which was newly established in 2013.

        Governance Committee.    Composed of Stephen R. Brooks, John W. Ebert, Gayle C. Manchin, Kelly R. Nelson—Chair, and Nitesh S. Patel. CEO Mazza is an ex-officio member of this Committee. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by: (1) helping MVB to create and maintain an appropriate board and committee structure; (2) assessing the skills, experience, and backgrounds necessary to effectively staff MVB boards and committees; (3) overseeing the development and updating of governance and ethics policies for MVB; (4) leading MVB in periodic assessments of the operation of MVB boards and committees and the contributions of the members, and (5) monitoring of the implementation of MVB governance policies and practices. The Committee reports the results from these meetings to the Board of Directors. The Committee met eight times in 2013.

        The Board of Directors has not established a formal nominating committee as the Governance Committee serves in this capacity. The Board of Directors of MVB does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the Board of Directors is relatively small and vacancies are rare.

        The Board of Directors believes that candidates for director should have certain minimum qualifications, including:

  •
  Directors should be of the highest ethical character.

  •
  Directors should have excellent personal and professional reputations in MVB's market area.

  •
  Directors should be accomplished in their professions or careers.

  •
  Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

  •
  Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

  •
  Directors must be willing and able to expend the time to attend meetings of the Board of Directors of MVB and to serve on Board committees.

  •
  The Board of Directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of MVB.

  •
  Directors must be acceptable to MVB's and the Bank's regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Financial Institutions and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.

  •
  Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law, the Bylaws of MVB and share ownership guidelines as established by MVB.

  •
  Directors must be at least 21 years of age.

        The Board of Directors of MVB reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

        The Board of Directors does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board of Directors. Diversity is just one of many factors the Governance Committee considers in the identification and selection of director nominees. We define diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster board heterogeneity in order to encourage and maintain board effectiveness. While diversity and variety of experiences and viewpoints represented on the board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance Committee focuses on skills, expertise or background that would complement the existing board, recognizing that MVB's businesses and operations are regional in nature. Our directors are or have been residents of our primary markets—north-central West Virginia, eastern West Virginia, or Northern Virginia. Our directors come from diverse backgrounds including the financial, industrial, professional and retail areas and information technology.

        The process of the Governance Committee for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the Governance Committee considers the directors' overall service to MVB or the Bank during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and MVB and the Bank. The Committee also reviews the payment history of loans, if any, made to such directors by the Bank to ensure that the directors are not chronically delinquent and in default. The Committee considers whether any transactions between the directors and the Bank have been criticized by any banking regulatory agency or the Bank's external auditors and whether corrective action, if required, has been taken and was sufficient. The Committee also confirms that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law. For new director candidates, the Committee uses its network of contacts in MVB's market area to compile a list of potential candidates. The Committee then meets to discuss each candidate and whether he or she meets the criteria set forth above. The Committee then discusses each candidate's qualifications and chooses a candidate by majority vote.

        The Board of Directors will consider director candidates recommended by stockholders for nomination by the Board of Directors, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below must be followed by stockholders for submitting nominations for director to the shareholders. The

Board of Directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

        MVB's Bylaws provide that nominations for election to the Board of Directors must be made by a shareholder in writing delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the president not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

  •
  Name and address of proposed nominee(s);

  •
  Principal occupation of nominee(s);

  •
  Total shares to be voted for each nominee;

  •
  Name and address of notifying shareholder; and

  •
  Number of shares owned by notifying shareholder.

        Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors or directors of MVB subsidiaries and are included as nominees in this Proxy Statement. No shareholder recommendations or nominations have been made for election at the 2014 Annual Meeting.

        Human Resources & Compensation Committee.    Composed of Stephen R. Brooks—Chair, James J. Cava, Jr., Kelly R. Nelson and Jimmy D. Staton. The purpose of this Committee is to address issues related to staffing, compensation and related policy matters. This Committee also is responsible for administration of the 2013 MVB Financial Corp. Stock Incentive Plan. CEO Mazza is an ex-officio member of this Committee and makes suggestions, which the Committee evaluates and, if considered appropriate, acts on. Mr. Mazza makes no recommendations nor participates in any portion of the meetings relating to his own compensation. The Committee reports the results from these meetings to the Board of Directors. The Committee met nine times in 2013.

In addition, MVB subsidiary, MVB Bank, has a number of standing committees, as described below.

        Executive Committee.    Composed of David B. Alvarez, Stephen R. Brooks—Chair, James J. Cava, Jr., Larry F. Mazza, Kelly R. Nelson, J. Christopher Pallotta, Nitesh S. Patel and Jimmy D. Staton. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB Bank and its subsidiaries by: (1) providing MVB Bank Board of Directors presence and continuity between meetings of the MVB Bank Board of Directors and (2) providing quick response capability in the event of emergencies or for relatively routine items requiring MVB Bank Board of Directors action. The Committee, between meetings of the MVB Bank Board of Directors, shall exercise the powers of the MVB Bank Board of Directors, as appropriate, in any case where immediate action is required and the matter is such that a special meeting of the full MVB Bank Board of Directors is not deemed necessary or possible. The Committee reports the results from these meetings to the MVB Bank Board of Directors. The Committee met 14 times in 2013.

        ALCO Committee.    Composed of James J. Cava, Jr., Larry F. Mazza, J. Christopher Pallotta—Chair and Samuel J. Warash, as well as Executive officers Bret S. Price, David A Jones, Donald T. Robinson, John T. Schirripa and Eric L. Tichenor. The purpose of this committee is to review the performance of the MVB Bank investment portfolio and policies relating to investments, liquidity and asset and liability management. The Committee reports the results from these meetings to the MVB Bank Board of Directors. The Committee met four times in 2013.

        Loan Review Committee.    Composed of Larry F. Mazza, J. Christopher Pallotta, Nitesh S. Patel, Jimmy D. Staton and Samuel J. Warash—Chair. The purpose of this Committee is to evaluate the adequacy of the MVB Bank Allowance for Loan Losses, review loans and groups of loans for risks and evaluate policies related to the Allowance for Loan Losses as necessary. The Committee reports the results from these meetings to the MVB Bank Board of Directors. The Committee met four times in 2013.

Report of the Audit Committee

        The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2013, with management. The Audit Committee has also discussed the audited financial statements with S.R. Snodgrass, P.C., MVB's independent accountants, as well as the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, P.C. required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence) and has discussed with S.R. Snodgrass, P.C., the independent accountants' independence. Based on this, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in MVB's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission.

  Submitted by the Audit Committee,
  Stephen R. Brooks
  James J. Cava, Jr. , Chair
  John W. Ebert

  December 31, 2013

        This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless MVB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

Executive Compensation

        The following information is prepared based on positions as of December 31, 2013. In 2013, compensation was paid to the employees by MVB Bank, unless otherwise noted. The following table summarizes compensation paid to executive officers and other highly paid individuals for the periods indicated.

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	Change in actuarial present value of MVB defined benefit pension plan	All Other Compensation ($)(2)	Total ($)
Larry F. Mazza	2013	$531,453		$103,312	$43,000	$18,137	$26,957	$722,859
President & CEO, MVB Financial Corp.	2012	$285.000		None	$43,000	$81,306	$23,397	$432,703
and CEO, MVB Bank, Inc.
Donald T. Robinson	2013	$244,592		$30,062	$130,900	$8,360	$5,712	$419,626
EVP, Chief Operating Officer,	2012	$185,000		None	$37,800	$20,516	$4,768	$248,084
MVB Financial and President,
MVB Bank, Inc.
Roger J. Turner	2013	$228,172		$35,750	$30,520	$68,851	$14,460	$377,753
EVP & Chief Lending Officer of	2012	$220,000		None	$12,900	$98,058	$14,659	$345,617
MVB Bank, Inc.
H. Edward Dean, III	2013	$1,670,066		None	$23,600	$13,353	$18,329	$1,725,348
President & CEO, MVB Mortgage*	2012	$1,171,274	(3)	None	Non-Applicable(3)	Non-Applicable(3)	Non-Applicable(3)	$1,171,274	(3)
compensation paid by MVB Mortgage
Robert N. Ross, Jr.	2013	$524,939		None	None	$12,062	$5,558	$542,560
VP & Branch Manager and Senior	2012	$481,739	(3)	None	Non-Applicable(3)	Non-Applicable(3)	Non-Applicable(3)	$481,739	(3)
Mortgage Loan Officer, MVB Mortgage*
compensation paid by MVB Mortgage

(1)
This figure is calculated using the Black Scholes value at the time of the grant.

(2)
This includes director fees of $17,825, $8,450 and $9,100 for Messrs. Mazza, Turner and Dean, respectively for 2013 and $15,450 and $6,900, respectively for Messrs. Mazza and Turner, respectively for 2012.

(3)
2012 salaries (including wages and commissions) for Messrs. Dean and Ross were paid by Potomac Mortgage Group, LLC, which was acquired by MVB Bank, Inc. on December 20, 2012. As a result of the December 20, 2012 acquisition, Messrs. Dean and Ross were not eligible to participate in the defined benefit plans of MVB. At the time of the acquisition of Potomac Mortgage Group, LLC, Mr. Dean received a combination of cash and MVB Financial Corp. common stock, unrelated to his employment, from MVB Bank, Inc. for transfer of his ownership interest in Potomac Mortgage Group, LLC.

        Except for the MVB Annual Performance Compensation Plan, which applies to all employees, MVB does not provide Stock Awards, Non-Equity Incentive Plan Compensation or Non-Qualified Deferred Compensation Earnings to its officers or directors.

        The Board of Directors of MVB believes that the successful implementation of its business strategy will depend upon attracting, retaining and motivating able executives, managers and other key employees. The 2013 MVB Financial Corp. Stock Incentive Plan provides that the Human Resources & Compensation Committee appointed by the Board of Directors of MVB have the flexibility to grant stock options, merit awards, and rights to acquire stock through purchase under a stock purchase program. During 2011, the Human Resources & Compensation Committee granted eight awards totaling 10,500 at an exercise price of $22.50 per share. The expense to be recognized with the awards will be amortized over five years, beginning in 2012. During 2012, the Human Resources & Compensation Committee granted 11 awards, totaling 79,500 shares at exercise prices of $22.00 and $24.00 per share. The expense to be recognized with the awards will be amortized over five years, beginning in 2013. These awards were granted under the predecessor to the 2013 MVB Financial Corp. Stock Incentive Plan. During 2013, The Human Resources & Compensation Committee granted 39 awards, totaling 250,000 shares at exercise prices of $24.00, $27.00, $28.25 and $32.00 per share (which, if exercised will actually be double the number of awards at fifty percent of the exercise price per share, based upon the stock split approved by MVB's shareholders on February 11, 2014, and effective on March 21, 2014). The expense to be recognized with the awards will be amortized over five years, beginning in 2014.

        The following tables summarize the outstanding equity awards at fiscal year-end, December 31, 2013.

Outstanding Equity Awards of Fiscal Year-End
Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Larry F. Mazza	49,500	None	None	$14.55	10-01-15
	19,800	13,200	None	$18.18	01-01-20
	5,000	20,000	None	$24.00	12-31-22
	None	25,000	None	$24.00	01-01-23
Roger J. Turner	22,000	None	None	$14.55	10-01-15
	13,200	8,800	None	$18.18	01-01-20
	1,500	6,000	None	$24.00	12-31-22
	None	7,500	None	$24.00	01-01-23
	None	1,000	None	$32.00	12-31-23
Donald T. Robinson	2,000	8,000	None	$22.00	01-01-22
	1,500	6,000	None	$24.00	12-31-22
	None	7,500	None	$24.00	01-01-23
	None	25,000	None	$32.00	12-31-23
H. Edward Dean, III	None	5,000	None	$24.00	01-01-23

*
Note: All options numbers would effectively be doubled and all strike prices would effectively be cut by fifty percent based upon the March 21, 2014 MVB stock split.

        MVB does not provide Stock Award Plans for employees.

        MVB provides a defined benefit retirement plan for all qualifying employees. They must have completed one year of service and be older than 21 years of age. There is a five-year requirement for full vesting. The plan provides for benefits based on the highest five consecutive years of earnings; times 2%; times years of service. Normal retirement age is 65. All retiree benefits are calculated in the same manner.

Employment Agreements and Change in Control

        MVB has employment agreements with Mazza and Robinson. MVB Bank has employment agreement with Turner. The general terms of these contracts are described below:

        Mazza has a written employment agreement with MVB, effective January 1, 2014 as amended on January 21, 2014, that can be renewed annually. As of April 1, 2014, Mazza's salary is $625,000 per year, payable in accordance with MVB's general payroll practices and is subject to future adjustment. Mazza continues to be eligible to participate in MVB's fringe benefit programs, including vacation, sick leave, group medical insurance, group life insurance, and expense reimbursement programs. In addition, Mazza continues to be eligible to participate in the MVB annual executive performance incentive plan. Mazza continues to be subject to MVB standard employee handbook policies. Mazza's employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments, including, if termination without cause or constructive termination occurs, a severance payment of two years of the then current annual base salary, provided that a general release of claims is executed. Mazza's employment agreement also includes provisions related to treatment of confidential information, the return of MVB's property in the event of a resignation or termination, non-solicitation and non-interference, and non-competition.

        Robinson has a written employment agreement with MVB, effective January 1, 2014, that can be renewed annually. As of April 1, 2014, Robinson's salary is $350,000 per year, payable in accordance with MVB's general payroll practices and is subject to future adjustment. Robinson continues to be eligible to participate in MVB's fringe benefit programs, including vacation, sick leave, group medical insurance, group life insurance, and expense reimbursement programs. In addition, Robinson continues to be eligible to participate in the MVB annual executive performance incentive plan. Robinson continues to be subject to MVB standard employee handbook policies. Robinson's employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments, including, if termination without cause or constructive termination occurs, a severance payment of two years of the then current annual base salary, provided that a general release of claims is executed. Robinson's employment agreement also includes provisions related to treatment of confidential information, the return of MVB's property in the event of a resignation or termination, non-solicitation and non-interference, and non-competition.

        Turner has a written employment agreement with MVB Bank, effective January 1, 2014, that can be renewed annually. As of April 1, 2014, Turner's salary is $230,000 per year, payable in accordance with MVB Bank's general payroll practices and is subject to future adjustment. Turner continues to be eligible to participate in MVB Bank's fringe benefit programs, including vacation, sick leave, group medical insurance, group life insurance, and expense reimbursement programs. In addition, Turner continues to be eligible to participate in the MVB annual executive performance incentive plan. Turner continues to be subject to MVB standard employee handbook policies. Turner's employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments, including, if termination without cause or constructive termination occurs, a severance payment of one year of the then current annual base salary, provided that a general release of claims is executed. Turner's employment agreement also includes provisions related to treatment of confidential information, the return of MVB Bank's property in the event of a resignation or termination, non-solicitation and non-interference, and non-competition.

        The foregoing descriptions apply to agreements entered into by MVB with the Executive Officers named in the Summary Compensation Table above, or "Named Executive Officers." In addition to these employment agreements, MVB and the MVB Bank have entered into a number of employment agreements with other employees.

Director Compensation

        In 2013, members of the Boards of MVB and its subsidiaries received a fee of $325 for each board meeting attended and a fee of $175 for each committee meeting attended. To the extent a director fee is paid by a subsidiary, such fee is also included below. In addition, the table below provides detailed information about non-executive director fees paid in 2013. All director compensation is paid in cash.

Name	2013 Director Compensation ($)	Name	2013 Director Compensation ($)
David B. Alvarez	9,775	Barbara McKinney	30,600
Stephen R. Brooks	22,825	Saad Mossallati	37,000
James J. Cava, Jr.	12,475	Kelly R. Nelson	18,175
Joseph P. Cincinnati	12,300	Leonard W. Nossokoff	31,775
Berniece D. Collis	18,625	J. Christopher Pallotta	18,975
H. Edward Dean, III	9,100	Nitesh S. Patel	16,275
John W. Ebert	10,100	Louis Spatafore	46,525
Harvey M. Havlichek	13,575	Jimmy D. Staton	2,475
Christine B. Ielapi	17,650	Richard L. Toothman	30,775
Gayle C. Manchin	13,575	Michael F. Trent	32,125
James R. Martin	22,150	Roger J. Turner	8,450
Larry F. Mazza	17,825	Samuel J. Warash	11,925

        In 2014, MVB will pay chairpersons of boards and committees retainers and will increase compensation, per meeting, to $375 for MVB board meetings, $300 for MVB subsidiary board meetings, and $300 for MVB committee meetings and $200 for MVB subsidiary committee meetings. Also, in 2014, MVB has begun providing stock option awards to directors of MVB and subsidiaries. MVB does not provide Stock Awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings or any other compensation to directors, unless otherwise noted.

Certain Transactions with Directors, Officers and Their Associates

        MVB and the Bank have, and expect to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. MVB's management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

Principal Holders of Voting Securities

        As of April 1, 2014, there are no shareholders that currently beneficially own or have the right to acquire shares that would result in ownership of more than 5% of MVB's common stock.

Ownership of Securities By Directors, Nominees and Executive Officers

        As of April 1, 2014, ownership by directors, nominees and executive officers in MVB was:

	Shares of Stock Beneficially Owned	Percent of Ownership
	(See notes 1,2&3)
David B. Alvarez	258,288	3.07%
Stephen R. Brooks	42,216	0.50%
James J. Cava, Jr.	84,840	1.01%
Joseph P. Cincinnati	80,454	0.96%
H. Edward Dean	201,732	2.40%
John W. Ebert	64,306	0.76%
Gayle C. Manchin*	21,598	0.26%
Larry F. Mazza	280,074	3.33%
Dr. Kelly R. Nelson	58,656	0.70%
J. Christopher Pallotta	110,234	1.31%
Nitesh S. Patel	147,648	1.75%
Jimmy D. Staton*	116,774	1.39%
Roger J. Turner	110,544	1.31%
Samuel J. Warash	51,626	0.61%
Patrick R. Esposito	18,000	0.21%
Bret S. Price	5,000	0.06%
Donald T. Robinson	26,860	0.32%
Directors and Executive Officers as a group (17 people)	1,678,851	19.95%

*
Indicates first time director nominee

Notes:

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 as amended, and includes shares held by adults and immediate family living in the same household and any related entity in which a 10% or greater ownership percentage is maintained.

(2)
Includes shares outstanding and 2,000, 2,000, 171,800 and 14,000 shares which may be acquired by Dean, Esposito, Mazza and Robinson, respectively, within 60 days through the exercise of options. This total does not include options that have been granted but not exercisable.

(3)
The following MVB Directors and Executive Officers have MVB stock pledged to secure loans from MVB Bank, Inc. Director Alvarez—166,666 shares, Director Brooks—6,068 shares and Director Staton—116,334 shares. Each of the above loans was made in the normal course of business. All of these transactions were made substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. In each instance, the loan to value ratio of the loan was 70% or less.

2.     NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with recent legislation and rules promulgated by the SEC, the Company is providing shareholders with a non-binding advisory vote on compensation programs for our Named Executive

Officers listed in the table entitled "Summary Compensation Table" (sometimes referred to as "say on pay"). Accordingly, you may vote on the following resolution at the 2013 annual meeting:

        "Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement."

        This vote is advisory in nature and therefore, is nonbinding. The Board of Directors and the Human Resources & Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results. The number of votes cast "For" the approval of the compensation of the Named Executive Officers as discussed herein must exceed the number of votes cast "against" the proposal.

        The Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure.

3.     RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

        The firm of S.R. Snodgrass, P.C. examined and audited the financial statements of MVB for 2013 and 2012

        The following fees were billed by S.R. Snodgrass, P.C. as indicated:

	2013	2012
Audit Fees(1)	$123,225	$93,028
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

	$123,225	$93,028

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements, review of consolidated financial statements included in the Company's quarterly reports, financial and compliance audits required by HUD, compliance with the Small Business Lending Fund Securities Purchase Agreement, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

        The Audit Committee has considered whether S.R. Snodgrass, P.C. has maintained its independence during the fiscal year-ended December 31, 2013. The Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services to be provided to MVB by the independent accountants, except for cumulative expenditures not to exceed $5,000. Further, the pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. The Audit Committee did not waive the pre-approval requirement of any other services during 2013 or 2012. Representatives of S.R. Snodgrass, P.C. will not be present at the Annual Meeting of Shareholders.

        The Audit Committee proposes that Dixon Hughes Goodman, LLP will examine and audit the financial statements of MVB for 2014. The proxies will vote your proxy "For" ratification of the selection of Dixon Hughes Goodman, LLP, unless otherwise directed. Representatives of Dixon Hughes Goodman, LLP will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement or respond to appropriate questions.

        The Board of Directors unanimously recommends that you vote "For" such ratification.

4.     OTHER INFORMATION

Voting of Proxies

        If any of the nominees for election as directors should be unable to serve as Directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of MVB unless the Board adopts a resolution pursuant to the Bylaws reducing the number of directors.

        The Board of Directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Legal Actions

        From time to time in the ordinary course of business, the Company and its subsidiaries are subject to claims, asserted or unasserted, or named as a party to lawsuits or investigations. Litigation, in general, and intellectual property and securities litigation in particular, can be expensive and disruptive to normal business operations. Moreover, the results of legal proceedings cannot be predicted with any certainty and in the case of more complex legal proceedings, the results are difficult to predict at all. The Company is not aware of any asserted or unasserted legal proceedings or claims that the Company believes would have a material adverse effect on the Company's financial condition or results of the Company's operations.

Form 10-K Annual Report

        Upon written request by any shareholder to Lisa J. McCormick, Corporate Secretary, MVB Financial Corp, 301 Virginia Avenue, Fairmont, West Virginia 26554, a copy of the Bank's 2013 Annual Report on Form 10-K will be provided without charge.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires MVB's directors and executive officers, and persons who own more than ten percent of a registered class of MVB equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MVB. Officers, directors and shareholders owning more than ten percent are required by SEC regulation to furnish MVB with copies of all Section 16(a) forms which they file.

        To MVB's knowledge, based solely upon review of the copies of such reports furnished to MVB and written representations that no other reports were required, during the two fiscal years ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with.

Shareholder Communications with the Board

        Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable), care of the Corporate Secretary, MVB Financial Corp. 301 Virginia Avenue, Fairmont, WV 26554. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.

Shareholder Proposals for the 2015 Annual Meeting

        Any shareholder who wishes to have a proposal placed before the 2015 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the SEC's proxy rules must submit the proposal to the Chief Executive Officer of MVB no later than December 13, 2014, to have it considered for inclusion in the Proxy Statement of the Annual Meeting in 2015, expected to be held May 19, 2015.

Annual Report

        MVB's 2013 Annual Report to Shareholders is being made available electronically at http://www.mvbbanking.com/shareholders2014 on the record date. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.

Larry F. Mazza President and Chief Executive Officer

REVOCABLE PROXY MVB FINANCIAL CORP. YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-866-411-6806 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 20, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/mvbf prior to 3 a.m., May 20, 2014. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2014. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.mvbbanking.com/shareholders2014 IMPORTANT ANNUAL MEETING INFORMATION Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. RSVP: I (we) will attend the Annual Meeting of MVB Shareholders at the following location: Mark here for address change. Comments:  PLEASE MARK VOTES AS IN THIS EXAMPLE X Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. With- For All For hold Except 1. Election of Directors. For the election of the six persons listed below for the designated term: (01) Stephen R. Brooks (3 years) (04) Larry F. Mazza (3 years) (02) James J. Cava, Jr. (3 years) (05) Nitesh S. Patel (3 years) (03) Gayle C. Manchin (3 years) (06) Jimmy D. Staton (3 years) INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. For Against Abstain 2. A proposal to approve a non-binding advisory proposal on the compensation of the Named Executive Officers. 3. A proposal to ratify the appointment of Dixon Hughes Goodman, LLP, as the independent registered accounting firm for MVB for the year 2014. 4. Any other business which may properly be brought before the meeting or any adjournment thereof. Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management. If any shares are voted cumulatively for the election of directors, the persons named as proxies above, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. The Board of Directors recommends a vote “FOR” the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. For Against Abstain For Against Abstain

yOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on-line at: http://www.mvbbanking.com/shareholders2014 you can vote in one of three ways: 1. Call toll free 1-866-411-6806 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/mvbf and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXy MVB FINANCIAL CORP. ANNUAL MEETING OF SHAREHOLDERS May 20, 2014 5:30 p.m. THIS PROXy IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. (“MVB”), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Samuel J. Gallo, Joy A. Knight and Lisa J. McCormick, or any of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on April 01, 2014, at the Annual Meeting of Shareholders of MVB to be held at the Bridgeport Conference Center, 300 Conference Way, Bridgeport, WV 26330 on May 20, 2014, at 5:30 p.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management. If any shares are voted cumulatively for the election of directors, the persons named as proxies above, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. The Board of Directors recommends a vote “FOR” the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE PROVIDE yOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXy CARD PROMPTLy IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) MVB FINANCIAL CORP. — ANNUAL MEETING, MAy 20, 2014 6932

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2014. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.mvbbanking.com/shareholders2014 6932 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. (“MVB”), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Samuel J. Gallo, Joy A. Knight and Lisa J. McCormick, or any of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on April 01, 2014, at the Annual Meeting of Shareholders of MVB to be held at the Bridgeport Conference Center, 300 Conference Way, Bridgeport, WV 26330 on May 20, 2014, at 5:30 p.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows: IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY MVB FINANCIAL CORP. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. With- For All For hold Except 1. Election of Directors. For the election of the six persons listed below for the designated term: (01) Stephen R. Brooks (3 years) (04) Larry F. Mazza (3 years) (02) James J. Cava, Jr. (3 years) (05) Nitesh S. Patel (3 years) (03) Gayle C. Manchin (3 years) (06) Jimmy D. Staton (3 years) INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. A proposal to approve a non-binding advisory proposal on the compensation of the Named Executive Officers. 3. A proposal to ratify the appointment of Dixon Hughes Goodman, LLP, as the independent registered accounting firm for MVB for the year 2014. 4. Any other business which may properly be brought before the meeting or any adjournment thereof. Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted “FOR” the propositions listed above and described more fully in the Proxy Statement of MVB distributed in connection with this Annual Meeting. If any other business is presented at said meeting; this Proxy will be voted in accordance with the recommendations of management. If any shares are voted cumulatively for the election of directors, the persons named as proxies above, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. The Board of Directors recommends a vote “FOR” the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. RSVP: I (we) will attend the Annual Meeting of MVB Shareholders on May 20, 2014 Number to Attend:  For Against Abstain For Against Abstain

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2014
PURPOSES OF MEETING
SUMMARY COMPENSATION TABLE
Outstanding Equity Awards of Fiscal Year-End Option Awards